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                                                               Exhibit 10.20 (c)

                             AMENDMENT NUMBER TWO
                                    to the
                     EXECUTIVE INCENTIVE COMPENSATION PLAN
                                FOR FISCAL 2000


          The Executive Incentive Compensation Plan for Fiscal 2000 (the "Plan"), is hereby amended, effective as of June 15, 2000, as set forth below.

          Capitalized terms used herein without definition shall have the respective meanings set forth in the Plan.

          1.   Section 8.  Change in Control.
               -----------------------------

          (a) The definition of "Good Reason" set forth in Section 8(b) of the Plan is amended by deleting the last sentence thereof which currently reads "The participant must notify the Company of an event constituting Good Reason within ninety (90) days following his or her knowledge of its existence or such event shall not constitute Good Reason under the Plan."

          (b) The definition of "Cause" set forth in Section 8(c) of the Plan is amended to include the phrase "which remains uncured for a period of ten (10) days" immediately following the parenthetical "(other than any failure due to physical or mental incapacity)".


          2. The validity, interpretation, and enforcement of this amendment shall be governed by the law of the State of New York. The invalidity or unenforceabililty of any provision of this amendment shall not affect the validity or enforceabililty of any other provision of this amendment or of the Plan, as amended hereby, which other provisions shall remain in full force and effect.
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                               AMENDMENT to the
                    MANAGEMENT INCENTIVE COMPENSATION PLAN
                             for IMCERA GROUP INC.
                                      and
              FISCAL 2000 MANAGEMENT INCENTIVE COMPENSATION PLAN
                                      of
                               MALLINCKRODT INC.

          The Management Incentive Compensation Plan for IMCERA Group, Inc., previously amended as of April 19, 1996 (the "IMCERA Group Plan") and the Mallinckrodt Inc. FISCAL 2000 Management Incentive Compensation Plan (the "Fiscal 2000 Plan"), is hereby amended, effective as of June 15, 2000, as set forth below.

          Capitalized terms used herein without definition shall have the respective meanings set forth in the IMCERA Group Plan.

          1.   Section 11 of IMCERA Group Plan.  Change in Control.
               ---------------------------------------------------

          (a) The definition of "Good Reason" set forth in Section 11(b) of the IMCERA Group Plan is amended by deleting the last sentence thereof which currently reads "The participant must notify the Company of an event constituting Good Reason within ninety days following his knowledge of its existence or such event shall not constitute Good Reason under the Plan."

          (b) The definition of "Cause" set forth in Section 11(c) of the IMCERA Group Plan is amended to include the phrase "which remains uncured for a period of ten (10) days" immediately following the parenthetical "(other than any failure due to physical or mental incapacity)".

          2.   Fiscal 2000 Plan
               ----------------

          (a) Recognizing that Mallinckrodt Inc. intended to operate, and has been operating, the Fiscal 2000 Plan as part of the IMCERA Group Plan, for the avoidance of doubt, (i) the provisions of Section 11 of the IMCERA Group Plan relating to "Change in Control", as amended hereby and (ii) the provisions of
Section 4 of the IMCERA Group Plan, as amended hereby, are in each case hereby incorporated by reference into the Fiscal 2000 Plan. In the event of any inconsistency between the provisions of the Fiscal 2000 Plan and the provisions hereby incorporated therein by reference, the provisions incorporated therein by reference shall apply.

          3. The validity, interpretation, and enforcement of this amendment shall be governed by the law of the State of New York. The invalidity or unenforceabililty of any provision of this amendment shall not affect the validity or enforceabililty of any other provision of this amendment or of the Plan, as amended hereby, which other provisions shall remain in full force and effect.